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                                  Exhibit 23.1


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 333-07043 and 333-70451).



                                             /s/ARTHUR ANDERSEN LLP



San Antonio, Texas
March 26, 2000









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